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                                                                   EXHIBIT 10.56

                              dj ORTHOPEDICS, INC.

                 2001 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

               (As Adopted By the Board of Directors on _________)


         1.       PURPOSE OF THIS PLAN.

                  The purpose of this dj Orthopedics, Inc. 2001 Non-Employee Directors Stock Option Plan (this "PLAN"), is to make available shares of the Common Stock, par value $0.01 per share, of the Corporation (the "COMMON STOCK") of dj Orthopedics, Inc., a Delaware corporation (the "CORPORATION") for purchase by Non-Employee Directors (as defined in Section 4 below) of the Corporation. The Plan permits the Corporation to attract and retain the services of experienced and knowledgeable Non-Employee Directors for the benefit of the Corporation and its stockholders and to provide additional incentive for such Non-Employee Directors to continue to work for the best interests of the Corporation and its shareholders through continuing ownership of its Common Stock. All Options granted under this Plan shall be non-qualified stock options (each, a "NSO") NOT intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

         2.       ADMINISTRATION OF THIS PLAN.

                  The Plan shall be self-executing. However, to the extent permitted herein, the Plan shall be administered by either the Board of Directors of the Corporation (the "BOARD") or the Compensation Committee of the Board (the "COMMITTEE"). The Board or the Committee shall, subject to the express provisions of the Plan, any Option Agreement (as defined in Section 5(c)) or other documented executed pursuant to the Plan; resolve any questions arising under this Plan, any Option Agreement or any such other document; correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Option or Option Agreement; prescribe, amend and rescind rules and regulations relating to the Plan; grant waivers of Plan or Option conditions; and make all other determinations necessary or advisable for the administration of the Plan. The determination of the Board or the Committee on the matters referred to in this Article 2 shall be conclusive.

         3.       SHARES OF STOCK SUBJECT TO THIS PLAN.

                  (a) NUMBER OF AVAILABLE SHARES. Subject to the provisions of
SECTION 9 (relating to adjustments upon changes in capital structure and other corporate transactions) and the further provisions of this SECTION 3(a), the number of shares of Common Stock available at any one time for issuance upon the exercise of Options granted under this Plan shall not exceed 1,500,000 shares of Common Stock (without making any adjustment under this Plan or ofference for any stock split, stock dividend or similar recapitalization event occurring on or prior to the Effective Date (as defined in SECTION 11)). If, and to the extent that, (i) Options granted under this Plan terminate, expire or are canceled without having been fully exercised, new Options may be granted under this Plan for the shares of Common Stock constituting the unexercised portion of such terminated, expired or canceled Options, and (ii) any shares of Common Stock issued upon


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the exercise of Options granted under this Plan are forfeited to or repurchased by the Corporation, new Options may be granted under this Plan for up to an equivalent number of shares of Common Stock (but, in the case of any such repurchased share, only if such share is repurchased for consideration not greater than the purchase price for such share specified in the applicable Option).

                  (b) CHARACTER OF SHARES. The shares of Common Stock issuable upon the exercise of an Option granted under this Plan shall be (i) authorized but unissued shares of Common Stock, (ii) shares of Common Stock held in the Corporation's treasury or (iii) a combination of the foregoing.

                  (c) RESERVATION OF SHARES. The number of shares of Common Stock reserved for issuance under this Plan shall at no time be less than the maximum number of shares of Common Stock which may be purchased at any time pursuant to outstanding Options.

         4.       ELIGIBILITY.

                  An Option shall be granted pursuant to SECTION 5 of this Plan only to each director of the Corporation (each, a "NON-EMPLOYEE DIRECTOR") who, as of the date of the grant of such Option pursuant to such Section, is not an employee of the Corporation or any of its Subsidiaries (as defined below) and has not been such an employee at any time during the 12-month period immediately prior to such date. For purposes of this Plan, the term "SUBSIDIARY" means "SUBSIDIARY CORPORATION" as defined in Section 424(f) of the Code.

         5.       GRANT OF OPTIONS.

                  (a) AUTOMATIC, NONDISCRETIONARY GRANTS. Subject to the provisions of SECTION 5(b), all grants of Options hereunder shall be automatic and nondiscretionary and shall be made to Non-Employee Directors (each, an "OPTIONEE" and collectively, the "OPTIONEES") as follows:

                           (i) Each person who, on or after the Effective Date,
                  is elected or appointed a director of the Corporation for the first time, whether by reason of his or her election or appointment to such position by the stockholders of the Corporation or the Board, and who qualifies as a Non-Employee Director on the date of such election or appointment (after giving effect to such election or appointment) shall, except as provided below, be automatically granted an Option pursuant to this SECTION 5(a) on the date of such election or appointment to purchase up to 15,000 shares (without making any adjustment under this Plan or otherwise for any stock split, stock dividend or similar recapitalization event occurring on or prior to the Effective Date) of Common Stock, subject to the terms and conditions set forth in this Plan; PROVIDED that any Non-Employee Director appointed to the Board within one (1) year of the date of the Corporation's Registration Statement on Form S-1 (No. 333-68358) (the "REGISTRATION STATEMENT ON FORM S-1") relating to the Corporation's initial public offering of Common Stock is declared effective by the Securities and Exchange Commission (the "COMMISSION") shall be automatically granted an Options pursuant to this Section 5(a)(i) to purchase up to 30,000 shares of Commons Stock; and, PROVIDED, FURTHER, no person who is listed in the Registration Statement on Form S-1 as declared effective by the Commission as a person who will become a


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                  director of the Corporation upon consummation of the
                  Corporation's initial public offering shall receive a grant of any options pursuant to this Section 5(a)(i) even if such person qualifies as a Non-Employee Director.

                           (ii) On the date of each annual meeting of the
                  stockholders of the Corporation, commencing with the year 2003, each Non-Employee Director (determined immediately after the consummation of such annual meeting) who was not elected or appointed to the position of director of the Corporation at any time during the 12-month period immediately prior to such date shall be automatically granted an Option pursuant to this
                  SECTION 5(b) on the date of such meeting to purchase up to 15,000 shares (without making any adjustment under this Plan or otherwise for any stock split, stock dividend or similar recapitalization event occurring on or prior to the Effective
                  Date) of Common Stock, subject to the terms and conditions set forth in this Plan.

                  (b) REDUCTION OF GRANTS. Notwithstanding anything to the contrary contained in this Plan, if the grant on any single date of one or more Options pursuant to any provision of SECTION 5 (collectively, the "ADDITIONAL OPTIONS") would result in the number of shares of Common Stock issuable upon the exercise of outstanding Options granted under this Plan to exceed the aggregate number of shares of Common Stock available at any one time for issuance pursuant to SECTION 3(a) upon the exercise of Options granted under this Plan, then the number of shares of Common Stock subject to each such Additional Option shall be permanently reduced to such number which equals the quotient (rounded down to the nearest integer) obtained by dividing (i) the aggregate number of shares of Common Stock available at any one time for issuance pursuant SECTION 3(a) which are not already subject to issuance upon the exercise of outstanding Options (before giving effect to the grant of the Additional Options on such date), by
(ii) the number of Additional Options to be granted on such date. In such case, each Optionee to whom such an Additional Option was granted shall NOT be entitled to any additional Options under this Plan to take into account the reduction pursuant to this SECTION 5(b) in the number of shares of Common Stock subject to such Additional Option and any further grants of Options pursuant to
SECTION 5 to Non-Employee Directors shall be deferred until such time, if any, as additional shares of Common Stock become available for issuance pursuant to
SECTION 3(a).

                  (c) OPTION AGREEMENTS. Each Option granted under this Plan shall be a NSO. In addition, each Option shall be evidenced by a written agreement (each, an "OPTION AGREEMENT") containing such terms and conditions and in such form, not inconsistent with this Plan, as the Board or the Committee shall, in its discretion, provide. Each Option Agreement shall be executed by the Corporation and the Optionee.

                  (d) NO EVIDENCE OF CONTINUED SERVICE. Nothing contained in this Plan or in any Option Agreement shall confer upon any Optionee any right with respect to the continuation of such Optionee's service as a director of the Corporation or the nomination of such Optionee as a director of the Corporation or interfere in any way with any rights which such Optionee or the Corporation may have to terminate such Optionee's service as a director of the Corporation at any time.

                  (e) DATE OF GRANT. The date of grant of an Option under this Plan shall be the date specified in SECTION 5 for the grant of such Option.


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                  (f) ELECTION TO RECEIVE OPTIONS IN LIEU OF CASH RETAINER. In
lieu of annual cash retainers for each Non-Employee Director, Non-Employee Directors may elect, by written notice to the Corporation (attention:
Secretary), at their discretion to receive up to 100% of their cash retainer fees in the form of Options granted under this Plan. The number of options received in lieu of the annual retainer fee (or the method of computing the number) and the terms and conditions of those Options shall be determined from time to time by the Compensation Committee.

         6.       OPTION PRICE.

                  (a) GENERAL. Subject to SECTION 9, the price (the "OPTION PRICE") at which each share of Common Stock subject to an Option granted under this Plan (each, an "OPTION SHARE") may be purchased shall be the Fair Market Value (as determined in accordance with SECTION 6(b)) of a share of Common Stock on the date of grant of such Option under this Plan.

                  (b) DETERMINATION OF FAIR MARKET VALUE. For purposes of this Plan, the "FAIR MARKET VALUE" of a share of Common Stock, as of any date, shall be determined as follows:

                           (i) if the Common Stock is a class of securities then
                  listed or admitted to trading on any national securities exchange or traded on any national market system (including, but not limited to, The Nasdaq National Market), the closing sale price of the Common Stock on such date or, if no such sale takes place on such date, the average of the closing bid and ask prices for Common Stock on such date, in each case as officially reported on the principal national securities exchange or national market system on which such securities are then listed, admitted to trading or traded;

                           (ii) if the Common Stock is not a class of securities
                  then listed or admitted to trading on any national securities exchange or traded on any national market system, or if no closing sale price or closing bid and ask prices thereof are then so reported by any such exchange or system, the average of the reported closing bid and ask prices for the Common Stock in the over-the-counter market on such date as shown by the NASD automated quotation system, or if the Common Stock is not a class of securities then quoted on such system, as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Corporation; and

                           (iii) if the Common Stock is not of a class of
                  securities then listed or admitted to trading on any national securities exchange or traded on any national market system, or if no closing sale price or closing bid and ask prices for the Common Stock are then so reported by such exchange or system, or if no closing bid and ask prices for the Common Stock are then so quoted or published in the over-the-counter market, the fair value of such share of Common Stock on such date, which shall be determined in good faith by the Board.


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         7.       EXERCISABILITY OF OPTIONS.

                  (a) VESTING OF THE OPTIONS.

                           (i) Each Option granted under this Plan shall vest
                  and become exercisable on a cumulative basis as to one-third of the related Option Shares upon each of the first, second and third 12-month anniversaries of the date of grant of such Option pursuant to this Plan. Unless otherwise provided by the Board or the Committee pursuant to SECTION 7(a)(ii), (i) only the vested portion of an Option granted under this Plan shall be exercisable as to any related Option Shares and (ii) an Optionee shall be vested as to any Option Shares issued upon the exercise of an Option granted to such Optionee under this Plan.

                           (ii) With respect to any Option, the Board or the
                  Committee may, at any time prior to the complete termination of such Option, accelerate the vesting and exercise date(s) of such Option (subject, in the sole discretion of the Board or the Committee, to the continuation of the vesting of the related Option Shares) or continue the vesting and exercisability (whether before, on or after the date of Termination (as defined in Section 7(b)(ii) below) of the Optionee to whom such Option is granted) of all or a portion of such Option and/or the related Option Shares.

                           (iii) The Board or Committee may, in its discretion,
                  amend any term or condition of an outstanding Option, provided
                  (i) such term or condition as amended is permitted by this Plan and (ii) any such amendment shall be made only with the consent of the Optionee to whom the Option was granted, or in the event of the death of the Optionee, the Optionee's Representatives (as defined in SECTION 10(d)), if the amendment is materially adverse to the Optionee.

                  (b) TERM OF OPTION. The unexercised portion of any Option granted under this Plan shall automatically terminate and shall become null and void and be of no further force or effect upon the first to occur of the following:

                           (i) the ten-year anniversary of the date on which
                  such Option is granted;

                           (ii) the three-month anniversary of the date on which
                  the Optionee to whom such Option was granted ceases to be a Non-Employee Director (such event, a "TERMINATION"), unless such Termination occurs by reason of such Optionee's death or Disability (as defined in SUBPARAGRAPH (iii) below) or is a Termination for Cause (as defined in SUBPARAGRAPH (iv) below); PROVIDED, HOWEVER, that if such Optionee shall die after the date of Termination but before the three-month anniversary of such Optionee's date of Termination, the unexercised portion of such Option shall automatically terminate and become null and void and be of no further force or effect upon the 12-month anniversary of such date of Termination;

                           (iii) the 12-month anniversary of the date of
                  Termination of the Optionee to whom such Option was granted, if such Termination occurs by reason of such Optionee's (x) death or (y) permanent and total disability (within the meaning of Section 22(e)(3) of the Code) (a "DISABILITY");


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                           (iv) the date of the Termination of the Optionee to
                  whom such Option was granted, if such Termination is for "CAUSE" (within the meaning of the General Corporation Law of the State of Delaware) (a "TERMINATION FOR CAUSE");

                           (v) on the effective date of a Corporate Transaction
                  (as defined in SECTION 9(b)) to which SECTION 9(b)(ii) (relating to assumptions and substitutions of Options) does not apply; PROVIDED, HOWEVER, that an Optionee's right to exercise any Option outstanding prior to such effective date shall in all events be suspended during the period beginning ten days prior to the proposed effective date of such Corporate Transaction and ending on either the actual effective date of such Corporate Transaction or upon receipt of notice from the Corporation that such Corporate Transaction will not in fact occur; and

                           (vi) except to the extent permitted by SECTION 10(d),
                  the date on which such Option or any part thereof or right or privilege relating thereto is transferred (other than by will or the laws of descent and distribution), assigned, pledged, hypothecated, attached or otherwise disposed of by the Optionee to whom such Option was granted.

         8.       PROCEDURE FOR EXERCISE.

                  (a) PAYMENT. At the time an Option is granted under this Plan, the following forms of payment may be used by an Optionee (but only to the extent permitted by applicable law) upon exercise of his or her Option:

                           (i) by cash (by wire transfer of immediately
                  available funds to a bank account held by the Corporation designated by the Board or a personal or certified check payable to the Corporation);

                           (ii) by surrender of shares of Common Stock which
                  either (A) have been owned by the Optionee for more than six months and have been paid for within the meaning of Rule 144 under the Securities Act of 1933 (the "SECURITIES ACT") (and, if such shares of Common Stock were purchased from the Corporation or any Subsidiary thereof by means of a promissory note, such note has been fully paid with respect to such shares); or (B) were obtained by the Optionee in the public market (but, subject in any case, to the applicable limitations of Rule 16b-3 ("RULE 16b-3") under Section 16 of the Securities Exchange Act of 1934); or

                           (iii) a combination of the methods set forth in
                  CLAUSES (i) and (ii).

                  (b) NOTICE. An Optionee (or other person, as provided in SECTION 10(d)) may exercise an Option granted under this Plan in whole or in part, as provided in the Option Agreement evidencing his or her Option, by delivering a written notice (the "NOTICE") to the Board (or such other person or entity designated by the Board from time to time).

                  (c) CONTENT OF THE NOTICE. The Notice shall:

                           (i) state that the Optionee elects to exercise the
                  Option;


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                           (ii) state the number of shares with respect to which
                  the Option is being exercised (the "OPTIONED SHARES");

                           (iii) state the method of payment for the Optioned
                  Shares (which method must be available to the Optionee under the terms of his or her Option Agreement);

                           (iv) state the date upon which the Optionee desires
                  to consummate the purchase of the Optioned Shares (which date must be prior to the termination of such Option, be no later than 30 days from delivery of such Notice and be not otherwise prohibited under the terms of his or her Option Agreement);

                           (v) include any representations and warranties of the
                  Optionee required pursuant to SECTION 10(b);

                           (vi) if the Option is exercised pursuant to SECTION
                  10(D) by any person other than the Optionee, include evidence to the satisfaction of the Corporation (or such other person or entity designated by the Board from time to time) of the right of such person to exercise the Option; and

                           (vii) include such further provisions consistent with
                  this Plan as the Board (or such other person or entity designated by the Board from time to time) may from time to time require.

                  (d) ISSUANCE OF STOCK CERTIFICATES. The Corporation shall issue a stock certificate in the name of the Optionee (or such other person exercising the Option in accordance with the provisions of SECTION 10(d)) for the Optioned Shares with respect to which such Option is being exercised as soon as practicable after receipt of the Notice and payment of the aggregate Option Price for such shares. Neither the Optionee nor any person exercising an Option in accordance with the provisions of SECTION 10(d) shall have any privileges as a stockholder of the Corporation with respect to any shares of stock subject to an Option granted under this Plan until the date of issuance of a stock certificate pursuant to this SECTION 8(d).

         9.       ADJUSTMENTS.

                  (a) CHANGES IN CAPITAL STRUCTURE. Subject to SECTION 9(b), if after the Effective Date the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend or recapitalization, or converted into or exchanged for other securities as a result of a merger, consolidation or reorganization, the Board shall make such adjustments in the number and class of shares of stock with respect to which Options may be granted under this Plan as shall be equitable and appropriate in order to make such Options, as nearly as may be practicable, equivalent to such Options immediately prior to such change. A corresponding adjustment changing the number and class of shares allocated to, and the Option Price of, each Option or portion thereof outstanding at the time of such change shall likewise be made.

                  (b) CORPORATE TRANSACTIONS. The following rules shall apply in connection with the dissolution or liquidation of the Corporation, a reorganization, merger or consolidation in which the Corporation is not the surviving corporation, or a sale of all or substantially all of the capital stock or assets of the Corporation to another person or entity (a "CORPORATE TRANSACTION"):


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                           (i) each holder of an Option outstanding at such time
                  shall be given (A) written notice of such Corporate
                  Transaction at least 20 days prior to its proposed effective date (as specified in such notice) and (B) an opportunity, during the period commencing with delivery of such notice and ending 10 days prior to such proposed effective date, to exercise the Option to the full extent to which such Option would have been exercisable by the Optionee at the expiration of such 20-day period; PROVIDED, HOWEVER, that upon the occurrence of a merger or consolidation in which the Corporation is not the surviving corporation and the stockholders of the Corporation receive distributions of cash, securities or other property of a third party in complete exchange for their equity interests in the Corporation, or a sale of all of the capital stock or all or substantially all of the assets of the Corporation to another person or entity, under circumstances in which provision for assumption or substitution of options in accordance with SECTION 9(b)(ii) is not made, the vesting and exercise dates of all Options granted under this Plan shall accelerate and such Options shall become fully vested and exercisable with respect to all of the shares of Common Stock covered thereby, and if and to the extent not so exercised as provided in this SECTION 9(b)(i), such Options shall automatically terminate; and

                           (ii) anything contained in this Plan to the contrary
                  notwithstanding, SECTION 9(b)(i) shall not be applicable if provision shall be made in connection with such Corporate Transaction for the assumption of outstanding Options by, or the substitution for such Options of new options covering the stock of, the surviving, successor or purchasing entity, or an entity of which such surviving, successor or purchasing entity is a Subsidiary, or any Subsidiary thereof, with appropriate adjustments as to the number, kind and option prices of the stock subject to such options.

                  (c) SPECIAL RULES. The following rules shall apply in connection with SECTIONS 9(a) AND (b):

                           (i) no fractional shares shall be issued as a result
                  of any such adjustment, and any fractional shares resulting from the computations pursuant to SECTIONS 9(a) or (b) shall be eliminated without any consideration due to any Optionees;

                           (ii) no adjustment shall be made for cash dividends
                  or the issuance to stockholders of rights to subscribe for additional shares of Common Stock or other securities; and

                           (iii) any adjustments referred to in SECTIONS 9(a) or
                  (b) shall be made by the Board in its sole discretion and shall be conclusive and binding on all persons holding Options granted under this Plan.

         10.      RESTRICTIONS ON OPTIONS AND OPTIONED SHARES.

                  (a) COMPLIANCE WITH SECURITIES LAWS. No Options shall be granted under this Plan, and no shares of Common Stock shall be issued and delivered upon the exercise of Options granted under this Plan, unless and until the Corporation and/or the Optionees to whom such Options shall be granted shall have complied with all applicable Federal or state registration,


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listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction. The Corporation may delay the issuance of shares of Common Stock upon the exercise of Options granted under this Plan until completion of any action or the receipt of any consent which the Corporation deems necessary under any applicable law (including, without limitation, state securities or "BLUE SKY" laws).

                  (b) REPRESENTATIONS AND WARRANTIES. The Board in its discretion may, as a condition to the exercise of any Option granted under this Plan, require the Optionee to whom such Option shall be granted (i) to represent and warranty in writing that the shares of Common Stock to be received upon exercise of such Option are being acquired for investment and not with a view to distribution and (ii) to make such other representations and warranties as are deemed appropriate by the Corporation.

                  (c) LEGENDS. Each certificate issued by the Corporation (or its transfer agent) that represents shares of Common Stock acquired upon the exercise of Options that have not been registered under the Securities Act shall, unless otherwise directed by the Board, be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any other legends and other restrictions as the Board may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities laws, or any rules, regulations and other requirements of the promulgated by the Securities and Exchange Commission or any securities exchange or automated quotation system on which such the Common Stock may be listed, admitted for trading or traded, or any applicable agreement):

                      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED."

                  (d) NONASSIGNABILITY OF OPTION RIGHTS. No Option granted under this Plan shall be assignable or otherwise transferable by the Optionee except by will or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee. If an Optionee dies, his or her Option shall thereafter be exercisable during the period specified in
SECTION 7(b)(ii) or (iii), as applicable, by his or her executors or administrators (collectively, the "REPRESENTATIVES") to the full extent to which such Option was exercisable by the Optionee at the time of his or her death.

         11.      ADOPTION AND STOCKHOLDER APPROVAL.

                  This Plan shall become effective on the date (the "EFFECTIVE DATE") which is the later of (i) the date of its adoption by the Board and (ii) the first date on which price quotations for the Common Stock are reported on the national securities exchange or national market


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system on which the Common Stock shall first be listed, admitted to trading or traded. This Plan shall be approved by the stockholders of the Corporation, consistent with applicable laws, within 12 months of the date of the adoption of this Plan by the Board. Upon the Effective Date, Options may be granted pursuant to this Plan; PROVIDED, HOWEVER, that (i) no Option may be exercised prior to initial stockholder approval of this Plan, (ii) no Option granted pursuant to an increase in the number of shares of Common Stock available under this Plan by the Board's amendment of this Plan may be exercised prior to the time such increase has been approved by the stockholders of the Corporation, consistent with applicable laws; (iii) in the event that initial stockholder approval of this Plan is not obtained within the time period provided herein, all Options granted under this Plan shall be canceled; and (iv) in the event that stockholder approval of any increase in the number of shares of Common Stock available under this Plan is not obtained within the time period provided herein, all Options granted under this Plan pursuant to such increase shall be canceled.

         12.      EXPIRATION AND TERMINATION OF THIS PLAN.

                  Except with respect to Options then outstanding, this Plan shall expire on the first to occur of (i) the tenth anniversary of the date on which this Plan is adopted by the Board, (ii) the tenth anniversary of the date on which this Plan is approved by the stockholders of the Corporation in accordance with applicable laws and (iii) the date as of which the Board, in its sole discretion, determines that this Plan shall terminate (the "EXPIRATION DATE"). Any Options outstanding as of the Expiration Date shall remain in effect until they have been exercised or terminated or have expired by their respective terms.

         13.      AMENDMENT OF THIS PLAN.

                  This Plan may be amended by the stockholders of the Corporation. This Plan may also be amended by the Board. Any modification or amendment of this Plan shall not, without the consent of an Optionee, adversely affect his or her rights under an Option previously granted to him or her. With the consent of the Optionee affected, the Board may amend such Optionee's outstanding Option Agreements in a manner which may be materially adverse to such Optionee but which is not inconsistent with this Plan. In the discretion of the Board, outstanding Option Agreements may be amended by the Board in a manner which is not materially adverse to the Optionee.

         14.      CAPTIONS.

                  The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights or to affect the construction or interpretation of the provisions of this Plan.


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         15.      WITHHOLDING TAXES.

                  In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Optionee's remuneration in connection with the exercise of an Option, the Corporation may withhold from such Optionee's remuneration, or may require the Optionee to advance in cash to the Corporation, the amount of such withholdings, unless a different withholding arrangement is authorized by the Board; PROVIDED, HOWEVER, any such withholding arrangement shall be in compliance with any applicable provisions of Rule 16b-3. The Board may condition the transfer of any shares of Common Stock or the removal of any restrictions on any Option on the satisfaction by the Optionee of the foregoing withholding obligations.

         16.      NUMBER AND GENDER.

                  With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, and vice-versa, as the context requires.

         17.      NONEXCLUSIVITY OF THIS PLAN.

                  Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Corporation for approval, nor any provision of this Plan shall be construed as creating any limitations on the power of the Board or the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either generally available or applicable only in specific cases.

         18.      GOVERNING LAW.

                  The validity and construction of this Plan and the instruments evidencing the Options granted hereunder shall be governed by the laws of the State of Delaware without regard to conflict of laws provisions thereunder.


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